UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2011

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.
On September 13, 2011, Cheniere Energy Partners, L.P. (the “Partnership”) announced that it plans to sell 3,000,000 common units representing limited partner interests in an underwritten public offering and 675,000 common units to Cheniere Common Units Holding, LLC (“Holding”), a wholly owned subsidiary of Cheniere Energy, Inc. The underwriter will have the option to purchase up to 450,000 additional common units from the Partnership to cover over-allotments, and to the extent such option is not exercised, Holding will purchase such common units. A copy of the press release announcing the offerings is attached as Exhibit 99.1 hereto and incorporated herein by reference.
The information presented herein under this Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference to this Item 7.01 in such a filing.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
d) Exhibits
Exhibit
Number        Description

99.1	Press release, dated September 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.
		By:	CHENIERE ENERGY PARTNERS GP, LLC, its general partner

Date:	September 13, 2011	By:	/s/ MEG A. GENTLE
Meg A. Gentle Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description

99.1	Press release, dated September 13, 2011.